     As filed with the Securities and Exchange Commission on June __, 1999


                                            Securities Act File No. 33-14227


                                        Investment Company Act File No. 811-5157


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
                  PRE-EFFECTIVE AMENDMENT NO.                                [ ]


                  POST-EFFECTIVE AMENDMENT NO. 17                            [X]


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                  AMENDMENT NO. 16                                           [X]


                        (Check appropriate box or boxes)

                               ANCHOR PATHWAY FUND
               (Exact Name of Registrant as Specified in Charter)

                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022
                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (310) 772-6000

                                 Robert M. Zakem
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)

                                    Copy to:
                              Susan L. Harris, Esq.
                    Senior Vice President and General Counsel
                                 SunAmerica Inc.
                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

                             Margery K. Neale, Esq.
                      Swidler Berlin Shereff Friedman, LLP
                                919 Third Avenue
                               New York, NY 10022

         Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

         It is proposed that this filing will become effective (check appropriate box)


                  [ ] immediately upon filing pursuant to paragraph (b)


                  [X] on June 25, 1999 pursuant to paragraph (b)


                  [ ] 60 days after filing pursuant to paragraph (a)(1)


                  [ ] on (date) pursuant to paragraph (a)(1)

                  [ ] 75 days after filing pursuant to paragraph (a)(2)


                  [ ] on June 25, 1999 pursuant to paragraph (a)(2) of Rule 485.


         If appropriate, check the following box:


                  [ ] This post-effective amendment designates a new
                      effective date for a previously filed post-effective amendment.

                               ANCHOR PATHWAY FUND

               Supplement to the Prospectus dated January 29, 1999

The date of the Prospectus is hereby changed to June 25, 1999.

The following is each Series' return for the most recent calendar quarter ended March 31, 1999. This information supplements the text which follows the Risk/Return Bar Charts on pages 5 through 11 of the Prospectus.



      SERIES                                                             RETURN
      ------                                                             ------
      Growth........................................................      5.81%
      International.................................................      8.92%
      Growth-Income.................................................      2.77%
      Asset Allocation..............................................      1.61%
      High-Yield Bond...............................................     -0.39%
      U.S. Government/AAA-Rated Securities..........................     -0.09%
      Cash Management...............................................      1.08%


The following supplements the information on page 18 of the Prospectus with respect to the Investment Adviser:

      Effective January,1999, the Fund's fiscal year end changed from November 30 to February 28 (29 in a leap year). For the period December 1, 1998 through February 28, 1999 (new fiscal year end), each Series paid the Investment Adviser a fee equal to the following percentage of average daily net assets:



      SERIES                                                         ANNUALIZED FEE
      ------                                                         --------------
      Growth........................................................      0.30%
      International.................................................      0.60%
      Growth-Income.................................................      0.30%
      Asset Allocation..............................................      0.31%
      High-Yield Bond...............................................      0.32%
      U.S. Government/AAA-Rated Securities..........................      0.32%
      Cash Management...............................................      0.33%

The following supplements the information on page 21 of the Prospectus with respect to the Business Manager:

      Effective January, 1999, the Fund's fiscal year end changed from November 30 to February 28 (29 in a leap year). For the period December 1, 1998 through February 28, 1999 (new fiscal year end), each Series paid the Business Manager a fee equal to the following percentage of average daily net assets:

      SERIES                                                         ANNUALIZED FEE
      ------                                                         --------------
      Growth......................................................  0.20%
      International...............................................  0.24%
      Growth-Income...............................................  0.20%
      Asset Allocation............................................  0.21%
      High-Yield Bond.............................................  0.21%
      U.S. Government/AAA-Rated Securities........................  0.22%
      Cash Management.............................................  0.22%


The following replaces the information under the "Financial Highlights" section on page 23 of the Prospectus:

              The Fund's Financial Highlights, which are intended to help you understand the Series' financial performance for the past five years, are incorporated herein by reference to Fund's 1999 annual report to shareholders which accompanies this Prospectus. The Financial Highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with each Series' financial statements, are incorporated by reference into the Statement of Additional Information (SAI), which is available upon request. For a description of the information contained in the Fund's annual report and SAI please refer to section entitled "For More Information" on page 24 of the Prospectus.

Dated:      June 25, 1999

                 ----------------------------------------------

                                   PROSPECTUS
                                JANUARY 29, 1999
                 ----------------------------------------------

                 ----------------------------------------------

                             [ANCHOR PATHWAY FUND]
                 ----------------------------------------------

                          --    Growth Series
                          --    International Series
                          --    Growth-Income Series
                          --    Asset Allocation Series
                          --    High-Yield Bond Series
                          --    U.S. Government/AAA-Rated
                                Securities Series
                          --    Cash Management Series

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

FUND HIGHLIGHTS.............................................      3

MORE INFORMATION ABOUT THE SERIES...........................     12

  Investment Strategies.....................................     12

  Glossary..................................................     16

     Investment Terminology.................................     16

     Risk Terminology.......................................     17

MANAGEMENT..................................................     18

ACCOUNT INFORMATION.........................................     22

FINANCIAL HIGHLIGHTS........................................     23

FOR MORE INFORMATION........................................     24

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Pathway Fund (the "Fund"), and to provide you with information about the Fund's seven investment portfolios, or "Series," and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Series," which is on page 12, and the glossary that follows on page 16.

Q:  WHAT ARE THE SERIES' INVESTMENT GOALS AND STRATEGIES?

A: Each Series operates as a separate mutual fund, and has its own investment goal, which may not be changed without shareholder approval, and a strategy for pursuing its goal. There can be no assurance that any Series' investment goal will be met or that the net return on an investment in a Series will exceed what could have been obtained through other investment or savings vehicles.

    ---------------------------------------------------------------------------------------------------
    SERIES                 INVESTMENT GOAL                PRINCIPAL INVESTMENT STRATEGY
    ---------------------------------------------------------------------------------------------------
      Growth Series        growth of capital              invests primarily in common stocks or
                                                          securities with common stock
                                                          characteristics that demonstrate the
                                                          potential for appreciation.
    ---------------------------------------------------------------------------------------------------
      International        long-term growth of capital    invests primarily in common stocks or
      Series                                              securities with common stock
                                                          characteristics of issuers that are
                                                          domiciled outside the U.S., including
                                                          those domiciled in developing countries.
    ---------------------------------------------------------------------------------------------------
      Growth-Income        growth of capital and          invests primarily in common stocks or
      Series               income                         securities with common stock
                                                          characteristics that demonstrate the
                                                          potential for solid growth and dividends.
    ---------------------------------------------------------------------------------------------------
      Asset Allocation     high total return              invests in a diversified portfolio of
      Series               (including income and          common stocks, bonds and money market
                           capital gains) consistent      instruments; under normal market
                           with preservation of           conditions the portfolio will include:
                           capital over the long-term     40%-80% in equity securities, 20%-50% in
                                                          fixed-income securities, and 0% to 40% in
                                                          money market instruments.
    ---------------------------------------------------------------------------------------------------
      High-Yield Bond      high current income with       invests primarily in intermediate and
      Series               capital appreciation as a      long-term corporate debt securities, with
                           secondary objective            emphasis on higher yielding, higher risk,
                                                          lower rated or unrated corporate bonds,
                                                          which are commonly known as "junk bonds."
    ---------------------------------------------------------------------------------------------------
      U.S. Government/     high current income            invests primarily in a combination of
      AAA-Rated            consistent with prudent        securities issued or guaranteed by the
      Securities Series    investment risk and            U.S. government (i.e., backed by the full
                           preservation of capital        faith and credit of the U.S.) and other
                                                          debt securities rated in the highest
                                                          rating category (or that are determined
                                                          to be of comparable quality by the
                                                          Investment Adviser).
    ---------------------------------------------------------------------------------------------------
      Cash Management      high current yield while       invests primarily in high quality money
      Series               preserving capital             market instruments.
    ---------------------------------------------------------------------------------------------------

              Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

              A: The Growth, International and Growth-Income Series invest primarily in equity securities. In addition, the Asset Allocation Series invests significantly in equities. As with any equity fund, the value of your investment in any of these Series may fluctuate in response to stock market movements.

                  The High-Yield Bond and U.S. Government/AAA-Rated Securities Series invest primarily in bonds. In addition, the Asset Allocation Series invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Series may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. In addition, there is a risk the securities selected for any Series will underperform the markets generally.

                  The High-Yield Bond Series invests primarily in high yield, high risk securities, also known as "junk bonds," which are considered speculative. The Growth, International, Growth-Income and Asset Allocation Series may also invest in junk bonds. While the Fund's Investment Adviser seeks to diversify the Series and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Series to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Series to replace the security with a lower yielding security, which would decrease the return on such Series.
                  While an investment in the Cash Management Series should present the least market risk of any of the Series since it invests only in high-quality short-term debt obligations, you should be aware that an investment in the Cash Management Series will be subject to changes in interest rates. You should also be aware that your return on an investment in the Cash Management Series will be affected by fees at the contract level. The Cash Management Series does not seek to maintain a stable net asset value of $1.00.
                  All of the Series may invest to some degree in foreign securities. The Growth, International, Growth-Income, Asset Allocation and High-Yield Bond Series may purchase foreign securities denominated in currencies other than U.S. dollars. The U.S. Government/AAA-Rated Securities and Cash Management Series may purchase only foreign securities that are U.S. dollar denominated and highly liquid. Investing outside the U.S. presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, greater market volatility, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions. In addition, foreign securities may not be as liquid as domestic securities.

                  In addition, shares of a Series are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Series will be able to achieve its investment goals. If the value of the assets of a Series goes down, you could lose money.

"GROWTH" COMPANIES
are considered to have
a historical record of
above-average growth
rate; to have
significant growth
potential; to have
above-average earnings
growth or value or the
ability to sustain
earnings growth; to
offer proven or unusual
products or services;
or to operate in
industries experiencing
increasing demand.
"HIGH-QUALITY"
INSTRUMENTS
have a very strong
capacity to pay
interest and repay
principal; they reflect
the issuers' high
creditworthiness and
low risk of default.

Q:  HOW HAVE THE SERIES PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year, and compare the Series' average annual returns to those of an appropriate market index for the calendar years presented. Fees and expenses incurred at the contract level are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Series will perform in the future.

--------------------------------------------------------------------------------

                                 GROWTH SERIES
--------------------------------------------------------------------------------

GROWTH SERIES    '1989'      '1990'      '1991'      '1992'      '1993'      '1994'      '1995'      '1996'      '1997'   '1998'
-------------    ------      ------      ------      ------      ------      ------      ------      ------      ------    -----
                  37.89%      -3.96%      22.60%      24.46%      18.98%       0.46%      34.47%      14.56%      28.14%   36.35%

During the 10-year period shown in the bar chart, the highest return for a quarter was 29.38% (quarter ended 12/31/98) and the lowest return for a quarter was -18.38% (quarter ended 09/30/90).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION***
-----------------------------------------------------------------------------------------------
 Growth Series                                 36.35%       22.01%      20.59%        18.77%
-----------------------------------------------------------------------------------------------
 S&P 500(R) Index*                             28.52%       24.02%      19.16%        18.28%
-----------------------------------------------------------------------------------------------
 Consumer Price Index**                         1.61%        2.37%       3.12%         3.24%
-----------------------------------------------------------------------------------------------

* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

*** Inception date is February 7, 1984. Except for the S&P 500(R), the since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                              INTERNATIONAL SERIES
--------------------------------------------------------------------------------

1991                  1992             1993            1994            1995            1996            1997          1998
6.99                  0.71            34.48           -0.72           13.43           21.43           12.13         19.16


During the 8-year period shown in the bar chart, the highest return for a quarter was 16.81% (quarter ended 12/31/98) and the lowest return for a quarter was -12.07% (quarter ended 09/30/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION***
-----------------------------------------------------------------------------------------------
 International Series                          19.16%       12.81%        N/A         11.49%
-----------------------------------------------------------------------------------------------
 Morgan Stanley Capital International (MSCI)
   EAFE Index*                                 20.33%        9.50%       5.85%         7.67%
-----------------------------------------------------------------------------------------------
 Consumer Price Index**                         1.61%        2.37%       3.12%         2.82%
-----------------------------------------------------------------------------------------------

* The MSCI EAFE Index is an arithmetic, market value-weighted average of performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

*** Inception date is May 9, 1990. The since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                              GROWTH-INCOME SERIES
--------------------------------------------------------------------------------

 1989            1990         1991         1992         1993         1994         1995         1996         1997        1998
------          ------       ------       ------       ------       ------       ------       ------       ------      ------
30.32%          -4.51%       16.53%       17.57%       13.18%       0.86%        33.77%       19.14%       28.09%      17.82%

During the 10-year period shown in the bar chart, the highest return for a quarter was 17.68% (quarter ended 12/31/98) and the lowest return for a quarter was -14.05% (quarter ended 09/30/90).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION***
-----------------------------------------------------------------------------------------------
 Growth-Income Series                          17.82%       19.39%      16.69%        16.67%
-----------------------------------------------------------------------------------------------
 S&P 500(R) Index*                             28.52%       24.02%      19.16%        18.28%
-----------------------------------------------------------------------------------------------
 Consumer Price Index**                         1.61%        2.37%       3.12%         3.24%
-----------------------------------------------------------------------------------------------

* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

*** Inception date is February 7, 1984. Except for the S&P 500(R), the since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                            ASSET ALLOCATION SERIES
--------------------------------------------------------------------------------

1990            1991          1992          1993          1994          1995          1996          1997          1998
-0.27          21.16         10.11         10.52         -0.52         30.86         15.77         20.65         10.04


During the 9-year period shown in the bar chart, the highest return for a quarter was 11.80% (quarter ended 12/31/98) and the lowest return for a quarter was -9.62% (quarter ended 09/30/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION****
------------------------------------------------------------------------------------------------
 Asset Allocation Series                       10.04%       14.88%        N/A          12.94%
------------------------------------------------------------------------------------------------
 S&P 500(R) Index*                             28.52%       24.02%      19.16%         18.96%
------------------------------------------------------------------------------------------------
 Salomon Smith Barney Broad Investment-Grade
   (BIG) Bond Index**                           8.71%        7.30%       9.31%          9.42%
------------------------------------------------------------------------------------------------
 Consumer Price Index***                        1.61%        2.37%       3.12%          3.05%
------------------------------------------------------------------------------------------------

* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

** The Salomon Smith Barney Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and Mortgage pass through securities.

*** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is an statistical measure of periodic change in the price of goods and services in major expenditure groups.

**** Inception date is March 31, 1989. Except for the S&P 500(R), the since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                             HIGH-YIELD BOND SERIES
--------------------------------------------------------------------------------

'1989'            '1990'       '1991'       '1992'       '1993'       '1994'       '1995'       '1996'       '1997'      '1998'
------            ------       ------       ------       ------       ------       ------       ------       ------      ------
8.62%              1.73%       26.32%       15.54%       16.04%       -5.03%       20.07%       13.69%       12.82%       1.99%

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.10% (quarter ended 03/31/91) and the lowest return for a quarter was -6.98% (quarter ended 09/30/98).

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION****
------------------------------------------------------------------------------------------------
 High-Yield Bond Series                         1.99%        8.33%      10.81%         12.13%
------------------------------------------------------------------------------------------------
 Salomon Smith Barney Long-Term High-Yield
   Index*                                       9.23%       11.54%      12.32%         12.52%
------------------------------------------------------------------------------------------------
 Salomon Smith Barney Broad Investment-
   Grade (BIG) Bond Index**                     8.71%        7.30%       9.31%         10.28%
------------------------------------------------------------------------------------------------
 Consumer Price Index***                        1.61%        2.37%       3.12%          3.24%
------------------------------------------------------------------------------------------------

* The Salomon Smith Barney Long-Term High-Yield Index generally represents the performance of high-yield debt securities during various market conditions.

** The Salomon Smith Barney Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

*** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

**** Inception date is February 7, 1984. The since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                  U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES
--------------------------------------------------------------------------------

'1989'      '1990'      '1991'      '1992'      '1993'      '1994'      '1995'      '1996'      '1997'      '1998'
11.82%       8.50%      11.88%      11.74%      11.18%      -3.85%      16.59%      3.01%       8.27%       8.02%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.06% (quarter ended 09/30/91) and the lowest return for a quarter was -3.03% (quarter ended 03/31/94).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION***
-----------------------------------------------------------------------------------------------
 U.S. Government/AAA-Rated Securities Series    8.02%        6.19%       8.58%         8.53%
-----------------------------------------------------------------------------------------------
 Salomon Smith Barney Treasury/ Government-
   Sponsored/Mortgage Index*                    8.76%        7.20%       9.18%         9.14%
-----------------------------------------------------------------------------------------------
 Consumer Price Index**                         1.61%        2.37%       3.12%         3.17%
-----------------------------------------------------------------------------------------------

* The Salomon Smith Barney Treasury/Government Sponsored/Mortgage Bond Index is a market-capitalization weighted index and includes fixed-rate Treasury, Government-Sponsored, and Mortgage issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and mortgage issues is $1 billion for both entry and exit. For Government-sponsored issues, the entry and exit amount is $100 million.

** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

*** Inception date is December 1, 1985. The since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                             CASH MANAGEMENT SERIES
--------------------------------------------------------------------------------

'1989'      '1990'      '1991'      '1992'      '1993'      '1994'      '1995'      '1996'      '1997'    '1998'
8.92%       7.91%       5.23%       3.53%      -0.52%       3.74%       5.52%       4.95%       5.03%     4.96%

During the 10-year period shown in the bar chart, the highest return for a quarter was 2.23% (quarter ended 06/30/89) and the lowest return for a quarter was 0.60% (quarter ended 03/31/93).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS       INCEPTION*
-----------------------------------------------------------------------------------------------
 Cash Management Series                         4.96%        4.84%       5.22%         5.86%
-----------------------------------------------------------------------------------------------

*  Inception date is February 7, 1984.

--------------------------------------------------------------------------------

                       MORE INFORMATION ABOUT THE SERIES
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Series has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Series' investment strategy. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus.

------------------------------------------------------------------------------------------
                              GROWTH              INTERNATIONAL          GROWTH-INCOME
------------------------------------------------------------------------------------------
  What is the Series'  growth of capital      long-term growth of    growth of capital and
  investment goal?                            capital                income
------------------------------------------------------------------------------------------

  What are the         common stocks or       common stocks or       common stocks or
  Series' principal    securities with        securities with        securities with
  investments (under   common stock           common stock           common stock
  normal market        characteristics that   characteristics of     characteristics that
  conditions)?         demonstrate the        issuers domiciled      demonstrate the
                       potential for          outside the U.S.,      potential for solid
                       appreciation           including those        growth and dividends
                                              domiciled in
                                              developing countries
------------------------------------------------------------------------------------------

  What are the         - stock market         - stock market         - stock and bond
  Series' principal      volatility             volatility             market volatility
  risks?               - securities           - securities           - securities
                         selection              selection              selection
                                              - foreign exposure
                                              - illiquidity
------------------------------------------------------------------------------------------
  What other
  investments can the
  Series use?

  - Types of fixed
    income
    securities:

    U.S. government    Yes                    Yes                    Yes
    securities

    Investment grade   Yes                    Yes                    Yes
    corporate bonds

    Junk bonds         Yes                    Yes                    Yes
                       (up to 10%)            (up to 5%)             (up to 5%)

                       No                     No                     No
    Inflation-indexed
    bonds

    Pass-through       Yes                    Yes                    Yes
    securities
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                              GROWTH              INTERNATIONAL          GROWTH-INCOME
------------------------------------------------------------------------------------------
  What other
  investments can the
  Series use?

  - Common stocks      a principal            a principal            a principal
                       investment             investment             investment
                       (see above)            (see above)            (see above)

  - Convertible        Yes                    Yes                    Yes
    securities

  - Non-convertible    Yes                    Yes                    Yes
    preferred stocks

  - Warrants           Yes                    Yes                    Yes

  - Short-term         Yes                    Yes                    Yes
    investments

  - Defensive          Yes                    Yes                    Yes
    investments

  - Foreign            Yes                    a principal            Yes
    securities         (up to 10%)            investment             (up to 10%)
                                              (see above)

  - Currency           Yes                    Yes                    Yes
    transactions

  - Illiquid           Yes                    Yes                    Yes
    securities         (up to 15%)            (up to 15%)            (up to 15%)

  What other           - interest rate        - interest rate        - interest rate
  potential risks can    fluctuations           fluctuations           fluctuations
  affect the Series?   - foreign exposure     - illiquidity          - foreign exposure
                       - illiquidity          - hedging              - illiquidity
                       - prepayment           - prepayment           - hedging
                       - issuer default       - issuer default       - prepayment
                       - credit quality       - credit quality       - issuer default
                                                                     - credit quality
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  GOVERNMENT/AAA-
                                                                        RATED           CASH MANAGEMENT
                        ASSET ALLOCATION      HIGH-YIELD BOND        SECURITIES
---------------------------------------------------------------------------------------------------------
  What is the Series'  high total return    high current income  high current income  high current yield
  investment goal?     (including income    with capital         consistent with      while preserving
                       and capital gains)   appreciation as a    prudent investment   capital
                       consistent with      secondary objective  risk and
                       preservation of                           preservation of
                       capital over the                          capital
                       long-term
---------------------------------------------------------------------------------------------------------

  What are the         common stocks,       intermediate and     securities issued    high quality money
  Series' principal    bonds and money      long-term corporate  or guaranteed by     market instruments
  investments (under   market instruments;  debt securities,     the U.S. government
  normal market        under normal market  with emphasis on     (i.e., backed by
  conditions)?         conditions the       higher yielding,     the full faith and
                       portfolio will       higher risk, lower   credit of the
                       include: 40%-80% in  rated or unrated     U.S.); and other
                       equity securities;   corporate bonds      debt securities
                       20%-50% in fixed     (junk bonds)         rated in the
                       income securities;                        highest rating
                       and 0%-40% in money                       category (or that
                       market instruments                        are determined to
                                                                 be of comparable
                                                                 quality by the
                                                                 Investment
                                                                 Adviser.)
---------------------------------------------------------------------------------------------------------

  What are the         - stock and bond     - bond market        - bond market        - interest rate
  Series' principal      market volatility    volatility           volatility           fluctuations
  risks?               - securities         - securities         - interest rate      - securities
                         selection            selection            fluctuations         selection
                       - interest rate      - interest rate      - prepayment
                         fluctuations         fluctuations       - securities
                       - issuer default     - issuer default       selection
                       - credit quality     - credit quality
                                            - illiquidity
---------------------------------------------------------------------------------------------------------

  What other
  investments can the
  Series use?

  - Types of fixed
    income
    securities:

    U.S. government    Yes                  Yes                  a principal          a principal
    securities                                                   investment           investment
                                                                 (see above)          (see above)

    Investment grade   Yes                  Yes                  a principal          Yes
    corporate bonds                                              investment
                                                                 (see above)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  GOVERNMENT/AAA-
                                                                        RATED           CASH MANAGEMENT
                        ASSET ALLOCATION      HIGH-YIELD BOND        SECURITIES
---------------------------------------------------------------------------------------------------------
  What other
  investments can the
  Series use?

  - Types of fixed
    income
    securities:
    (cont'd)

    Junk bonds                 Yes              a principal              No                   No
                          (up to 25% of         investment
                          fixed-income          (see above)
                           securities)

    Inflation-indexed          Yes                  Yes                  Yes                  No
    bonds

    Pass-through               Yes                  Yes                  Yes                  Yes
    securities

  - Common stocks          a principal              Yes                  No                   No
                           investment           (up to 25%)
                           (see above)

  - Convertible                Yes                  Yes                  No                   No
    securities

  - Non-convertible            Yes                  Yes                  No                   No
    preferred stocks

  - Warrants                   Yes                  Yes                  No                   No

  - Short-term                 Yes                  Yes                  Yes              a principal
    investments                                                                           investment
                                                                                          (see above)

  - Defensive                  Yes                  Yes                  Yes                  No
    investments

  - Foreign                    Yes                  Yes                  Yes                  Yes
    securities            (up to 10% in         (up to 25%)        (5%, only U.S.      (only U.S. dollar
                       equity securities;                        dollar denominated     denominated and
                        up to 5% in fixed                         and highly-liquid      highly liquid
                       income securities)                           obligations)         obligations)

  - Currency                   Yes                  Yes                  No                   No
    transactions

  - Illiquid                   Yes                  Yes                  Yes                  Yes
    securities             (up to 15%)          (up to 15%)          (up to 15%)          (up to 10%)

  What other           - foreign exposure   - foreign exposure   - foreign exposure   - foreign exposure
  potential risks can  - illiquidity        - prepayment         - prepayment         - prepayment
  affect the Series?   - prepayment
                       - issuer default
                       - credit quality
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

FIXED INCOME SECURITIES, which issuers use to borrow money, provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Investment Adviser). The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

The principal value of an INFLATION-INDEXED BOND is periodically adjusted according to changes in the rate of inflation.

PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include "mortgage-backed securities," "collateralized mortgage obligations," "commercial mortgage-backed securities," and "asset-backed securities."

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

COMMON STOCKS are units of ownership of a public corporation.

CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock or other securities of the same or a different company.

WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Series with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS generally include cash and money market instruments. A Series may make temporary defensive investments in response to adverse market, economic, political or other conditions, and such investments may protect a Series during a market downturn. When a Series takes a defensive position, it may miss out on investment opportunities over the short term that could have resulted from investing in accordance with its principal investment strategy. As a result, a Series may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including developing countries. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a lower per capita gross national product.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions, and forward currency contracts, which are used to hedge against changes in currency exchange rates.

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Series' portfolio.

SECURITIES SELECTION: A strategy used by a Series, or securities selected by its portfolio manager, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS, which, in addition to the risk of default, may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Series may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Series may exhibit price characteristics of longer-term debt securities.

FOREIGN EXPOSURE: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may heighten when the issuer is in a developing market.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

HEDGING: Certain Series may enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that might result from an increase in the value of the currency. The Series will generally not attempt to protect against all potential changes in exchange rates.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Fund and other funds, including those in The American Funds Group. For the fiscal year ended November 30, 1998 each Series paid the Investment Adviser an annual fee equal to the following percentage of average daily net assets:

FUND                                                           FEE
----                                                           ---
Growth......................................................  0.30%
International...............................................  0.60%
Growth-Income...............................................  0.30%
Asset Allocation............................................  0.31%
High-Yield Bond.............................................  0.32%
U.S. Government/AAA-Rated Securities........................  0.32%
Cash Management.............................................  0.33%

The Investment Adviser is headquartered at 333 South Hope Street, Los Angeles, California 90071.

The basic investment philosophy of the Investment Adviser is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system, the portfolios of the Series are divided into segments managed by individual counselors. Each counselor decides how his or her segment will be invested, within the limits prescribed by each Series' investment goal and the Investment Adviser's investment committee. In addition, the Investment Adviser's research professionals make investment decisions with respect to a portion of each Series' portfolio. The primary portfolio counselor for each Series is set forth in the following table.

 -------------------------------------------------------------------------------------------------------------
                                                                               YEARS OF EXPERIENCE IN
                                                                              THE INVESTMENT INDUSTRY
 -------------------------------------------------------------------------------------------------------------
                                                                         WITH CAPITAL
                                                                         RESEARCH AND
                                              YEARS OF EXPERIENCE AS      MANAGEMENT
 PORTFOLIO COUNSELORS     PRIMARY TITLE(S)     PORTFOLIO COUNSELOR        COMPANY OR              TOTAL
     FOR THE FUND                                 FOR THE SERIES        ITS AFFILIATES            YEARS
                                                    INDICATED            AS INVESTMENT
                                                  (APPROXIMATE)            COUNSELOR
                                                                          OR RESEARCH
                                                                         PROFESSIONAL
 -------------------------------------------------------------------------------------------------------------
  Timothy D. Armour      Chairman and Chief    Asset Allocation               16                   16
                         Executive Officer,    Series -- 2 years
                         Capital Research
                         Company*
 -------------------------------------------------------------------------------------------------------------
  David C. Barclay       Senior Vice           High-Yield Bond                11                   18
                         President, Capital    Series -- 10 years
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Alan N. Berro          Senior Vice           Growth-Income                   8                   13
                         President, Capital    Series -- 2 years
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Martial Chaillet       Senior Vice           International                  26                   26
                         President and         Series -- 6 years
                         Director, Capital
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Gordon Crawford        Senior Vice           Growth Series -- 5             28                   28
                         President and         years (plus 5 years
                         Director, Capital     as a research
                         Research and          professional for the
                         Management Company    Series prior to
                                               becoming a portfolio
                                               counselor for the
                                               Series)
 -------------------------------------------------------------------------------------------------------------
  James E. Drasdo        Senior Vice           Growth Series -- 13            22                   27
                         President and         years
                         Director, Capital
                         Research and
                         Management Company
 -------------------------------------------------------------------------------------------------------------
  James K. Dunton        Senior Vice           Growth-Income                  37                   37
                         President and         Series -- since the
                         Director, Capital     Series began
                         Research and          operations in 1984
                         Management Company
 -------------------------------------------------------------------------------------------------------------
  Abner D. Goldstine     Senior Vice           Asset Allocation               30                   46
                         President and         Series -- since the
                         Director, Capital     series began
                         Research and          operations in 1989;
                         Management Company    High-Yield Bond
                                               Series -- less than 1
                                               year
 -------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------
                                                                               YEARS OF EXPERIENCE IN
                                                                              THE INVESTMENT INDUSTRY
 -------------------------------------------------------------------------------------------------------------
                                                                         WITH CAPITAL
                                                                         RESEARCH AND
                                              YEARS OF EXPERIENCE AS      MANAGEMENT
 PORTFOLIO COUNSELORS     PRIMARY TITLE(S)     PORTFOLIO COUNSELOR        COMPANY OR              TOTAL
     FOR THE FUND                                 FOR THE SERIES        ITS AFFILIATES            YEARS
                                                    INDICATED            AS INVESTMENT
                                                  (APPROXIMATE)            COUNSELOR
                                                                          OR RESEARCH
                                                                         PROFESSIONAL
 -------------------------------------------------------------------------------------------------------------
  Alwyn Heong            Vice President-       International                   7                   10
                         Investment            Series -- 3 years
                         Management Group,
                         Capital Research
                         and Management
                         Company
 -------------------------------------------------------------------------------------------------------------
  Claudia P.             Senior Vice           Growth-Income                  21                   23
    Huntington           President, Capital    Series -- 5 years
                         Research and          (plus 5 years as a
                         Management Company    research professional
                                               for the Series prior
                                               to becoming portfolio
                                               counselor for the
                                               Series)
 -------------------------------------------------------------------------------------------------------------
  Robert W. Lovelace     Executive Vice        International                  13                   13
                         President and         Series -- 5 years
                         Director, Capital
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Robert G. O'Donnell    Senior Vice           Growth-Income                  24                   27
                         President and         Series -- 9 years
                         Director, Capital     (plus 1 year as a
                         Research and          research professional
                         Management Company    for the Series prior
                                               to becoming a
                                               portfolio counselor
                                               for the Series)
 -------------------------------------------------------------------------------------------------------------
  Donald D. O'Neal       Vice President,       Growth Series -- 7             13                   13
                         Capital Research      years (plus 4 years
                         and Management        as a research
                         Company               professional for the
                                               Series prior to
                                               becoming a portfolio
                                               counselor for the
                                               Series)
 -------------------------------------------------------------------------------------------------------------
  Victor M. Parachini    Senior Vice           Asset Allocation               22                   37
                         President, Capital    Series -- 2 years
                         Research and
                         Management Company
 -------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------
                                                                               YEARS OF EXPERIENCE IN
                                                                              THE INVESTMENT INDUSTRY
 -------------------------------------------------------------------------------------------------------------
                                                                         WITH CAPITAL
                                                                         RESEARCH AND
                                              YEARS OF EXPERIENCE AS      MANAGEMENT
 PORTFOLIO COUNSELORS     PRIMARY TITLE(S)     PORTFOLIO COUNSELOR        COMPANY OR              TOTAL
     FOR THE FUND                                 FOR THE SERIES        ITS AFFILIATES            YEARS
                                                    INDICATED            AS INVESTMENT
                                                  (APPROXIMATE)            COUNSELOR
                                                                          OR RESEARCH
                                                                         PROFESSIONAL
 -------------------------------------------------------------------------------------------------------------
  John H. Smet           Vice President,       U.S. Government/               16                   17
                         Capital Research      AAA-Rated Securities
                         and Management        Series -- 6 years
                         Company
 -------------------------------------------------------------------------------------------------------------
  Susan M. Tolson        Senior Vice           High-Yield Bond                 9                   11
                         President and         Series -- less than 1
                         Director, Capital     year
                         Research Company*
 -------------------------------------------------------------------------------------------------------------

---------------
*  Company affiliated with Capital Research and Management Company.

BUSINESS MANAGER SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, manages the business affairs and the administration of the Fund. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of each Series of the Fund other than the International Series, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, and 0.20% thereafter. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the International Series, at the annual rate of 0.24%. For the fiscal year ended November 30, 1998 each Series paid the Business Manager a fee equal to the following percentage of average daily net assets:

FUND                                                           FEE
----                                                           ---
Growth......................................................  0.20%
International...............................................  0.24%
Growth-Income...............................................  0.20%
Asset Allocation............................................  0.21%
High-Yield Bond.............................................  0.21%
U.S. Government/AAA-Rated Securities........................  0.22%
Cash Management.............................................  0.22%

The Business Manager is located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

YEAR 2000 Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Fund's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Fund's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Fund could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Fund invests, which could hurt the Fund's investment returns.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Series are not offered directly to the public. Instead, shares are currently offered only to the Variable Separate Account, which is a separate account of Anchor National Life Insurance Company. So if you would like to invest in a Series, you must purchase a variable annuity contract from Anchor National. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Series may not be available in connection with a particular contract. You will find information about purchasing a variable annuity contract in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Series is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

The International Series may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Series' shares may change on days when the Fund is not open for purchases or redemptions.

BUY AND SELL PRICES The Variable Separate Account buys and sells shares of a Series at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Fund is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Fund. If the order is received by the Fund before the Fund's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Series may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Series annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Series on which they were paid.

TAXABILITY OF A SERIES Each Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Series is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
       (SHARES OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

The Financial Highlights table for each Series is intended to help you understand the Series' financial performance for the past 5 years. Certain information reflects financial results for a single Series share. The total returns in each table represent the rate that an investor would have earned on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Series' financial statements, are included in the Statement of Additional Information (SAI), which is available upon request.

                                       NET
                                    REALIZED                                                                           RATIO OF
                                        &                     DIVIDENDS     DIVIDENDS     NET                 NET      EXPENSES
          NET ASSET                UNREALIZED                  DECLARED     FROM NET     ASSET               ASSETS       TO
            VALUE        NET       GAIN (LOSS)   TOTAL FROM    FROM NET     REALIZED     VALUE    TOTAL      END OF    AVERAGE
PERIOD    BEGINNING   INVESTMENT       ON        INVESTMENT   INVESTMENT     GAIN ON     END OF   RETURN     PERIOD      NET
ENDED     OF PERIOD   INCOME(1)    INVESTMENTS   OPERATIONS     INCOME     INVESTMENTS   PERIOD    (2)      (000'S)     ASSETS
------    ---------   ----------   -----------   ----------   ----------   -----------   ------   ------    --------   --------
                                                         GROWTH SERIES
11/30/94   $35.76       $0.19        $ 1.04       $  1.23       ($0.25)      ($2.66)    $34.08     3.33%    $712,602     0.55%
11/30/95    34.08        0.25         12.02         12.27        (0.20)       (2.65)     43.50    37.93      897,275     0.55
11/30/96    43.50        0.18          5.10          5.28        (0.28)       (6.22)     42.28    14.02      813,164     0.55
11/30/97    42.28        0.18          8.30          8.48        (0.21)       (6.73)     43.82    23.78      801,230     0.54
11/30/98    43.82        0.15         10.18         10.33        (0.20)       (8.62)     45.33    25.21      836,355     0.54
                                                     INTERNATIONAL SERIES
11/30/94   $12.57       $0.22        $ 0.81       $  1.03       ($0.12)      ($0.22)    $13.26     8.17%    $259,498     1.04%
11/30/95    13.26        0.26          1.11          1.37        (0.23)       (0.50)     13.90    11.18      228,134     1.05
11/30/96    13.90        0.22          2.46          2.68        (0.46)       (0.31)     15.81    20.03      249,144     1.02
11/30/97    15.81        0.17          1.78          1.95        (0.27)       (1.22)     16.27    13.15      223,337     1.04
11/30/98    16.27        0.22          2.31          2.53        (0.27)       (4.44)     14.09    14.56      193,763     1.03
                                                     GROWTH-INCOME SERIES
11/30/94   $28.23       $0.69        ($0.14)      $  0.55       ($0.76)      ($1.56)    $26.46     2.00%    $765,971     0.55%
11/30/95    26.46        0.71          7.46          8.17        (0.76)       (2.23)     31.64    33.47      882,143     0.55
11/30/96    31.64        0.67          5.87          6.54        (0.77)       (2.10)     35.31    21.88      919,356     0.55
11/30/97    35.31        0.66          6.91          7.57        (0.75)       (5.10)     37.03    24.62      950,432     0.54
11/30/98    37.03        0.62          4.91          5.53        (0.71)       (6.80)     35.05    15.07      915,994     0.54
                                                    ASSET ALLOCATION SERIES
11/30/94   $13.66       $0.58        ($0.69)      ($ 0.11)      ($0.62)      ($0.31)    $12.62    (0.84)%   $142,678     0.59%
11/30/95    12.62        0.55          3.16          3.71        (0.68)       (0.38)     15.27    31.01      153,608     0.59
11/30/96    15.27        0.56          2.17          2.73        (0.63)       (1.14)     16.23    19.34      153,060     0.58
11/30/97    16.23        0.55          2.00          2.55        (0.63)       (1.65)     16.50    17.86      155,446     0.59
11/30/98    16.50        0.55          0.98          1.53        (0.61)       (2.08)     15.34     9.28      134,069     0.58
                                                    HIGH-YIELD BOND SERIES
11/30/94   $15.67       $1.24        ($1.88)      ($ 0.64)      ($1.49)      ($0.49)    $13.05    (4.70)%   $127,467     0.59%
11/30/95    13.05        1.26          0.99          2.25        (1.56)       (0.13)     13.61    18.97      146,590     0.59
11/30/96    13.61        1.21          0.56          1.77        (1.53)          --      13.85    14.05      131,337     0.58
11/30/97    13.85        1.19          0.44          1.63        (1.43)          --      14.05    12.76      118,670     0.61
11/30/98    14.05        1.22         (0.73)         0.49        (1.39)       (0.32)     12.83     3.22      100,061     0.60
                                          U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES
11/30/94   $13.34       $0.90        ($1.43)      ($ 0.53)      ($1.11)      ($0.17)    $11.53    (4.17)%   $149,368     0.58%
11/30/95    11.53        0.86          0.85          1.71        (1.20)       (0.06)     11.98    15.95      134,938     0.59
11/30/96    11.98        0.80         (0.21)         0.59        (1.06)          --      11.51     5.49      108,852     0.59
11/30/97    11.51        0.76         (0.14)         0.62        (1.03)          --      11.10     6.09       81,609     0.63
11/30/98    11.10        0.68          0.23          0.91        (0.94)          --      11.07     8.70       79,685     0.63
                                                    CASH MANAGEMENT SERIES
11/30/94   $11.40       $0.40        $   --       $  0.40       ($0.33)      $   --     $11.47     3.56%    $186,396     0.57%
11/30/95    11.47        0.61          0.01          0.62        (0.44)          --      11.65     5.53      100,872     0.58
11/30/96    11.65        0.55            --          0.55        (0.82)          --      11.38     4.94       89,236     0.58
11/30/97    11.38        0.54          0.01          0.55        (0.62)          --      11.31     5.03       69,226     0.63
11/30/98    11.31        0.54            --          0.54        (0.83)          --      11.02     5.04       63,826     0.63


           RATIO OF
             NET
          INVESTMENT
          INCOME TO
PERIOD     AVERAGE     PORTFOLIO
ENDED     NET ASSETS   TURNOVER
------    ----------   ---------
              GROWTH SERIES
11/30/94     0.56%        33.79%
11/30/95     0.65         23.72
11/30/96     0.46         25.51
11/30/97     0.44         29.01
11/30/98     0.34         32.37
           INTERNATIONAL SERIES
11/30/94     1.64%        21.68%
11/30/95     1.95         16.79
11/30/96     1.56         44.94
11/30/97     0.99         47.45
11/30/98     1.50         60.19
           GROWTH-INCOME SERIES
11/30/94     2.54%        32.97%
11/30/95     2.52         18.81
11/30/96     2.07         23.72
11/30/97     1.88         30.06
11/30/98     1.76         32.42
             ASSET ALLOCATION
                  SERIES
11/30/94     4.47%        48.53%
11/30/95     4.04         53.58
11/30/96     3.74         40.97
11/30/97     3.49         39.14
11/30/98     3.56         31.43
          HIGH-YIELD BOND SERIES
11/30/94     8.76%        44.97%
11/30/95     9.66         31.64
11/30/96     9.09         36.99
11/30/97     8.68         64.49
11/30/98     9.18         78.82
                   U.S.
           GOVERNMENT/AAA-RATED
             SECURITIES SERIES
11/30/94     7.42%        16.95%
11/30/95     7.49         43.43
11/30/96     7.03         17.12
11/30/97     6.93         46.17
11/30/98     6.20        163.75
          CASH MANAGEMENT SERIES
11/30/94     3.52%           --%
11/30/95     5.32            --
11/30/96     4.81            --
11/30/97     4.87            --
11/30/98     4.91            --

---------------
(1) Calculated based upon average shares outstanding
(2) Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Series and are available free of charge upon request:
        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Series' performance for the most recently completed fiscal year.
        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Series' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Series by contacting:
          Anchor National Life Insurance Company
          Annuity Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-445-7862

Information about the Series (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Series is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

[ANCHOR NATIONAL LOGO]

Anchor National Life Insurance Company
1 SunAmerica Center
Los Angeles, California 90067-6022

INVESTMENT COMPANY ACT
-  File No. 811-5157

                       Statement of Additional Information

                               ANCHOR PATHWAY FUND

              This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of the Anchor Pathway Fund (the "Fund"), dated June 25, 1999. This Statement of Additional Information incorporates the Prospectus by reference. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling
(800) 445-7862 or writing the Fund at the address below.

                                 P.O. Box 54299

                       Los Angeles, California 90054-0299

                                 (800) 445-SUN2

                                  June 25, 1999

                              TABLE OF CONTENTS

Topic                                                                      Page
-----                                                                      ----
The Fund....................................................................B-2
Investment Policies.........................................................B-3
Investment Restrictions....................................................B-15
Fund Officers and Trustees.................................................B-19
Investment Advisory Agreement..............................................B-23
Business Management Agreement..............................................B-25
Dividends, Distributions and Federal Taxes.................................B-26
Shareholder Voting Rights..................................................B-27
Price of Shares............................................................B-28
Execution of Portfolio Transactions........................................B-29
General Information........................................................B-32
Financial Statements.......................................................B-33

Appendix.............................................................Appendix-1

                                    THE FUND

              The Fund, organized as a Massachusetts business trust on March 23, 1987, is a diversified, open-end management investment company. It was established to provide a funding medium for Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company (the "Company"). The sole shareholder of the Fund is the Account. The Company may issue variable life contracts that also will use the Fund as the underlying investment. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Fund may be offered to separate accounts of other life insurance companies that are affiliates of the Company.

              The Company is a wholly-owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation, which is, in turn, wholly-owned by SunAmerica Inc., a Maryland corporation, which is, in turn, wholly-owned by American International Group, Inc., the leading U.S.-based international insurance organization.

                               INVESTMENT POLICIES

              The investment objective and policies of each of the Series are described in the Fund's Prospectus. Certain types of securities in which the Series may invest and certain investment practices the Series may employ, which are described under "More Information About the Series" in the Prospectus, are discussed more fully below. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

                                     GENERAL

              ILLIQUID AND RESTRICTED SECURITIES. Each of the Series may invest no more than 15% (10% in the case of the Cash Management Series) of its net assets, determined as of the date of purchase, in illiquid securities or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Series will seek to obtain the right of registration at the expense of the issuer.

              In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

              Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid under procedures adopted by the Fund's Board of Trustees. Capital Research and Management Company ("CRMC" or the "Investment Adviser"), will monitor the liquidity of such restricted securities. In reaching liquidity decisions, the Investment Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

              The Cash Management Series may invest in commercial paper issues, which include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). In addition, each Series may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Investment Adviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. Each Series intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities.

              MONEY MARKET INSTRUMENTS - These are shorter-term debt securities maturing in one year or less including (1) commercial bank obligations (certificates of deposit, interest bearing time deposits, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (2) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (3) commercial paper (short-term notes (up to 9 months) issued by corporations or governmental bodies), and (4) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less). Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. For more information on money market instruments, see "Cash Management Series," below.



              FIXED INCOME SECURITIES - Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

              The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

              Up to 10% of the Growth Series' assets may be invested in straight debt securities rated BB or below by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P") and Ba or below by Moody's Investors Service, Inc. ("Moody's") or in unrated securities that are determined to be of equivalent quality, provided the Investment Adviser determines that these securities have characteristics similar to the equity securities eligible for purchase by the Growth Series. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds, carry a higher degree of investment risk than higher rated bonds and are considered speculative.

              Up to 5% of the International Series' assets may be invested in straight debt securities rated BB or below by S&P or Ba or below by Moody's or in unrated securities that are determined to be of equivalent quality.

              Up to 5% of the Growth-Income Series' assets may be invested in straight debt securities rated BB or below by S&P and Ba or below by Moody's or in unrated securities that are determined to be equivalent quality by the Investment Adviser.

              Up to 25% of the Asset Allocation Series' fixed-income assets may be invested in securities rated BB or below by S&P or Ba or below by Moody's, including securities rated as low as CC by S&P or Ca by Moody's.

              The High-Yield Bond Series may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or in bonds that are unrated but determined to be of equivalent quality). In addition, the Series may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or in bonds that are unrated but determined by the Investment Adviser to be of equivalent quality).

       The U.S. Government/AAA-Rated Securities Series (the "Government/AAA Series") may not purchase any security, other than a U.S. Government security, not rated AAA by S&P or Aaa by Moody's (or that has not received a rating but is determined to be of comparable quality by the Investment Adviser). However, if the rating of a security currently held by the Series is reduced below AAA (or
Aaa), the Series is not required to dispose of the security.

              The Cash Management Series invests only in high-quality short-term debt obligations.

              See "Certain Risks Relates to High-Yield, High-Risk Bonds," below.

       OTHER SECURITIES - Certain securities have both equity and debt characteristics, such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

              Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

CASH MANAGEMENT SERIES

              The Cash Management Series seeks to achieve its investment objective by investing in a diversified selection of money market instruments. The other Series may also invest to various degrees in money market instruments. The money market instruments in which a Series may invest include the following:

              COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Cash Management Series may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Series is fully insured by the U.S. Government.

              SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations with assets in excess of $1 billion based on the latest published reports. The Cash Management Series may also invest in obligations issued by savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Series is fully insured by the U.S. Government.

              COMMERCIAL PAPER - Short-term notes (up to 9 months) issued by corporations or governmental bodies. The Cash Management Series may purchase commercial paper only if judged by the Investment Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by S&P and by Moody's or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Series. (No more than 5% of the Cash Management Series' assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Series' assets or $1 million may be invested in such securities of any one issuer.) See the Appendix at the end of this Statement of Additional Information for a description of the ratings. The commercial paper in which the Cash Management Series may invest includes variable amount master demand notes. Variable amount master demand notes permit the Cash Management Series to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Series unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Series attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Investment Adviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Investment Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P and the Cash Management Series may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Series may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Investment Adviser has reason to believe that the borrower could not make timely repayment upon demand.

              CORPORATE BONDS AND NOTES - The Cash Management Series may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Cash Management Series may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by S&P and Moody's. See the Appendix attached hereto for a description of investment-grade ratings by S&P and Moody's.

              FLOATING RATE OBLIGATIONS - These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Investment Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

ASSET ALLOCATION SERIES AND U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

GNMA CERTIFICATES, FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - The Asset Allocation Series and Government/AAA Series will - and each Series may - purchase certificates issued by the Government National Mortgage Association ("GNMA"). The Government/AAA Series expects to invest substantially in these securities. These certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans that are issued by lenders such as mortgage bankers, commercial banks, savings and loan associations and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities), and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States Government. Principal is paid back monthly by the borrower over the term of the loan. Because both interest and principal payments (including prepayments) are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

              The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

              Certain securities issued by the U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal Land Banks, Farmer's Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

              MORTGAGE-RELATED SECURITIES - The Series may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities) including collateralized mortgage obligations ("CMOs") and mortgage-backed bonds. CMOs (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986, as amended (the "Code")) are issued in series that are made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series. Each class of bonds in the series has a different maturity than the other classes of bonds in the series and may bear a different coupon rate. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayments of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal payments on the underlying collateral. In these series the classes having proportionately greater interests on principal repayments generally would be more affected by acceleration (or slowing) in the rate of prepayments.

              Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

              U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES AND REVERSE REPURCHASE AGREEMENTS - The Government/AAA Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Government/AAA Series and its agreement to repurchase the security at a specified time and price. The Government/AAA Series segregates liquid assets, which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the Government/AAA Series. The use of reverse repurchase agreements by the Government/AAA Series creates leverage that increases the Government/AAA Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Government/AAA Series' earnings and net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings and net asset value would decline faster than otherwise would be the case.

              U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES AND RISKS OF INVESTING IN VARIOUS COUNTRIES - The U.S. Government/AAA-Rated Securities Series may purchase obligations of non-U.S. corporations or governmental entities, provided they are U.S. dollar denominated and highly liquid. Accordingly, while the risks described below (under "Risks of Investing in Various Countries") are still present, they are present to a lesser extent.

ASSET ALLOCATION SERIES, HIGH-YIELD BOND SERIES AND U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

              LOANS OF PORTFOLIO SECURITIES - The Asset Allocation Series, High-Yield Bond Series and Government/AAA Series are authorized to lend portfolio securities to broker-dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain collateral with the Fund's custodian consisting of cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. Each Series may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The Series receives any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. Each Series will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, determined at the time any such loan is made.

              PORTFOLIO TRADING OF FIXED-INCOME SECURITIES - The Series intend to engage in portfolio trading of fixed-income securities when it is believed that the sale of a fixed-income security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

              ROLL TRANSACTIONS - The Asset Allocation Series, the High-Yield Bond Series and the Government/AAA Series, may engage in "roll" transactions. A "roll" transaction is the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical securities at a future date. The Series intend to treat "roll" transactions as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale of a security. To the extent the Series do not enter into "roll" transactions for financing purposes, they may treat these transactions as not falling within the definition of borrowing set forth in
Section 2(a)(23) of the 1940 Act. The Series will segregate liquid assets, which will be marked to market daily, in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Series' aggregate commitments under these transactions exceed its holding of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position, as set forth in Section 18 of the 1940 Act, (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

       INFLATION-INDEXED BONDS - The Asset Allocation Series, High-Yield Bond Series, and Government/AAA Series may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

              Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Series may also invest in other bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

GROWTH SERIES, INTERNATIONAL SERIES, GROWTH-INCOME SERIES, ASSET ALLOCATION SERIES, AND HIGH-YIELD BOND SERIES

              CURRENCY TRANSACTIONS -The Growth Series, International Series, Growth-Income Series, Asset Allocation Series and High-Yield Bond Series have the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Series will segregate liquid assets, which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission (the "Commission").

              The High-Yield Bond Series may also enter into exchange-traded futures contracts relating to foreign currencies in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by the Series to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An exchange traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange rate. Although currency contracts typically will involve the purchase and sale of a foreign currency against the U.S. dollar, a Series also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, the Fund has filed a notice of eligibility with the Commodity Futures Trading Commission (the "CFTC") that exempts the Series from CFTC registration as a "commodity pool operator" as defined under the Commodities Exchange Act. Pursuant to this notice, these Series will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than "hedging" (as defined by CFTC rules) to 5% of a Series' assets.

       The High-Yield Bond Series may attempt to accomplish objectives similar to those involved in its currency contracts by purchasing put or call options on currencies. A put option gives the Series, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which a Series anticipates purchasing securities.

              Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Series will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

              Certain provisions of the Code may affect the extent to which the Series may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the Series.

GROWTH SERIES, INTERNATIONAL SERIES, GROWTH-INCOME SERIES, ASSET ALLOCATION SERIES AND HIGH-YIELD BOND SERIES

              CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS - The Growth Series, International Series, Growth-Income Series, Asset Allocation Series and High-Yield Bond Series may invest in high-yield, high-risk bonds. These bonds present certain risks, discussed below:

              Sensitivity to Interest Rate and Economic Changes - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Series' net asset value.

              Payment Expectations - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Series' assets. If the Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Series' rate of return.

              Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely the Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

              WARRANTS AND RIGHTS - Warrants are usually issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering. Rights generally expire in less than four weeks.

              RISKS OF INVESTING IN VARIOUS COUNTRIES - The Growth, International, Growth-Income, Asset Allocation, Cash Management and the High-Yield Bond Series may invest in securities of issuers domiciled outside the U.S., which may be denominated in currencies other than the U.S. dollar, pursuant to the percentage limitations listed in the Prospectus.

              Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; foreign taxation or income from foreign sources; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities. Although there is no universally accepted definition, a developing country is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle. Developing countries may change over time depending on market and economic conditions. Historically, the markets of developing countries have been more volatile than the markets of developed countries.

              Additional costs could be incurred in connection with the Series' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the Series will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

              The U.S. Government/AAA Series may purchase obligations of foreign corporation or governmental entities, provided they are U.S. dollar denominated and highly liquid.

              With respect to its non-U.S. holdings, pursuant to California Department of Insurance diversification guidelines, a Series will invest in securities with issuers located in at least five different non-U.S. countries at all times with no country representing more than 20% of the Series' non-U.S. assets. However, this minimum number of countries is reduced to four when non-U.S. country investments comprise less than 80% of the Series' net assets; to three countries when less than 60% of net assets; to two countries when less than 40% of net assets; and to one country when less than 60% of net assets.

              An additional 15% of a Series' non-U.S. assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany. This policy is not deemed a fundamental policy and therefore may be changed without shareholder approval.

HIGH-YIELD BOND SERIES

              LOAN PARTICIPATIONS - Loan participations, which can also include loan assignments, typically involve loans made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured and will vary in term and legal structure. Typically, price quotations with respect to loan participations are available from the originating bank (the bank that makes the underlying loan). The originating bank also serves as the market maker for the resale of loan participations. When purchasing such instruments, the Series may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. In addition, if the loan is foreclosed, the Series could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations generally are not rated by major rating agencies and may not be protected by the securities laws. Also loan participations may be liquid or illiquid. To the extent these instruments are illiquid, the Series may have difficulty determining their value or selling the instruments as generally there is no secondary market. The Series will purchase these instruments only to the extent that such a purchase would be consistent with its investment policies regarding debt securities and/or illiquid securities.

              In determining whether to purchase a particular loan participation, the Investment Adviser will take into account all relevant factors including the instrument's potential volatility, liquidity and risks (including whether the Series could be put in an undesirable position as lender and/or owner of the collateral).

                             INVESTMENT RESTRICTIONS

              The Fund has adopted certain investment restrictions for each Series that cannot be changed without approval by a majority of its outstanding shares. Such majority is defined as the vote of the lesser of (i) 67 percent or more of the outstanding shares of the Series present at a meeting, if the holders of more than 50 percent of the outstanding shares of the Series are present in person or by proxy or (ii) more than 50 percent of the outstanding shares of the Series.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT SERIES

              The Cash Management Series has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the Cash Management Series' investment objective, cannot be changed without approval by a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Series may not:

       1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

       2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

       3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

       4. Make loans to others except for the purchase of the debt securities listed above under its Investment Policies. The Series may, however, enter into repurchase agreements.

       5. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Series will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

       6. Sell securities short except to the extent that the Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

       7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

       The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Cash Management Series may not:

       8. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

       9.     Pledge or hypothecate its assets.

       10. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

       11. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

       Notwithstanding investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Series has adopted a more restrictive policy (which may be changed by the Trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Series may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. The purchase by the Cash Management Series of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of investment restriction Number 10 above.

INVESTMENT RESTRICTIONS OF THE GROWTH SERIES, THE INTERNATIONAL SERIES, THE GROWTH-INCOME SERIES, THE ASSET ALLOCATION SERIES AND THE HIGH-YIELD BOND SERIES

       The Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series and the High-Yield Bond Series have each adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as each Series' investment objective, cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series and the High-Yield Bond Series may not:

       1. Invest more than 5% of the value of the total assets of the Series in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets and, provided further, that the limitation shall not apply to obligations of the government of the United States or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

       2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

       3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

       4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein).

       5. Purchase commodities or commodity contracts; except that the International Series, the Asset Allocation Series and the High-Yield Bond Series may engage in transactions involving currencies (including forward and futures contracts or put and call options).

       6. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

       7.     Borrow money, except to the extent permitted by applicable law.

       8.     Purchase securities on margin.
       The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series and the High-Yield Bond Series may not:

       9. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

       10.    Pledge or hypothecate its assets.

       11. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

       12. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

       13. Invest in companies for the purpose of exercising control or management.

       14. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

       15. Sell securities short, except to the extent permitted by applicable law.

INVESTMENT RESTRICTIONS OF THE U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

       The Government/AAA Series has adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as the Government/AAA Series' investment objective, cannot be changed without approval of a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Government/AAA Series may not:

       1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the Government/AAA Series' total assets would be invested in securities of the issuer.

       2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities or other securities to the extent they are backed by or represent interests in U.S. government securities or U.S. government-guaranteed mortgages.

       3. Invest in companies for the purpose of exercising control or management.

       4. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the Government/AAA Series may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including real estate investment trusts.

       5. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the Series to be considered an underwriter as that term is defined under the Securities Act.

       6. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

       7. Sell securities short, except to the extent that the Government/AAA Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

       8. Purchase securities on margin, except that the Series may obtain necessary short-term credits for the clearance of purchases and sales of securities.

       9. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the Government/AAA Series' total assets, except that the Series may enter into reverse repurchase agreements.

       10.    Write, purchase or sell puts, calls or combinations thereof.

       The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Government/AAA Series may not:

       11. Enter into any repurchase agreement maturing in more than seven days or invest or invest in any other illiquid security if, as a result, more than 15% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

       12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

       13. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

                           FUND OFFICERS AND TRUSTEES

       The Trustees and executive officers of the Fund, their ages and principal occupations for the past five years are set forth below. Each Trustee also serves as a trustee of Seasons Series Trust and SunAmerica Series Trust. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.

                                                                      Principal Occupations
Name, Age and Address             Position with the Fund              During Past Five Years
--------------------------------- ----------------------------------- ----------------------------------------------------
James K. Hunt, *47                Trustee, Chairman and President     Executive Vice President, SunAmerica Investments,
                                                                      Inc. (1993 to Present); President, SunAmerica
                                                                      Corporate Finance, (since January 1994); Trustee,
                                                                      Chairman and President, SunAmerica Series Trust
                                                                      (since 1994) and Seasons Series Trust (since 1994).
--------------------------------- ----------------------------------- ----------------------------------------------------
Monica C. Lozano, 42              Trustee                             Associate Publisher, La Opinion (newspaper
                                                                      publishing concern) (since 1995); Director, First
                                                                      Interstate Bank of California (1994-1996); Editor,
                                                                      La Opinion (1991-1995).  Trustee, SunAmerica
                                                                      Series Trust and Seasons Series Trust (since
                                                                      January 1999).
--------------------------------- ----------------------------------- ----------------------------------------------------
Allan L. Sher, 67                 Trustee                             Retired; Trustee, SunAmerica Series Trust (since
                                                                      1994) and Seasons Series Trust (since 1997).
--------------------------------- ----------------------------------- ----------------------------------------------------
William M. Wardlaw, 52            Trustee                             Principal, Freeman Spogli & Co. (investment
                                                                      banking) (1988-Present), Vice President and
                                                                      Director, MCC International Holdings (cable)
                                                                      (since April 1998); Trustee, SunAmerica Series
                                                                      Trust and Seasons Series Trust.
--------------------------------- ----------------------------------- ----------------------------------------------------
Scott L. Robinson, 53             Senior Vice President, Treasurer    Senior Vice President and Controller, SunAmerica
                                  and Controller                      Inc. (since 1991); Senior Vice President of Anchor
                                                                      National (since 1988);  Senior Vice President,
                                                                      Treasurer and Controller, SunAmerica Series Trust
                                                                      (since 1993) and Seasons Series Trust (since
                                                                      1997); Joined SunAmerica Inc. in 1978
--------------------------------- ----------------------------------- ----------------------------------------------------

                                                                      Principal Occupations
Name, Age and Address             Position with the Fund              During Past Five Years
--------------------------------- ----------------------------------- ----------------------------------------------------
Susan L. Harris, 42               Vice President, Counsel and         Senior Vice President (since November 1995),
                                  Secretary                           Secretary (since 1989) and General
                                                                      Counsel-Corporate Affairs (since December 1994),
                                                                      SunAmerica Inc.; Senior Vice President and
                                                                      Secretary, Anchor National (since 1990); Vice
                                                                      President, Counsel and Secretary,  SunAmerica
                                                                      Series Trust (since 1993) and Seasons Series Trust
                                                                      (since 1997); Joined SunAmerica Inc. in 1985.
--------------------------------- ----------------------------------- ----------------------------------------------------
Peter C. Sutton, 34               Vice President and Assistant        Senior Vice President, SunAmerica Asset Management
The SunAmerica Center             Treasurer                           Corp. ("SAAMCo") (since April 1997);  Treasurer
733 Third Avenue                                                      (since February 1996), SunAmerica Mutual Funds,
New York, NY 10017-3204                                               Anchor Series Trust and Style Select Series, Inc.
                                                                      (since 1996); Vice President and Assistant
                                                                      Treasurer, SunAmerica Series Trust and Seasons
                                                                      Series Trust (since 1994); formerly, Vice
                                                                      President, SAAMCo (1994-1997); Controller,
                                                                      SunAmerica Mutual Funds and Anchor Series Trust
                                                                      (March 1993 to February 1996); Assistant
                                                                      Controller, SunAmerica Mutual Funds and Anchor
                                                                      Series Trust (1990-1993); Joined SAAMCo in 1985.
--------------------------------- ----------------------------------- ----------------------------------------------------

                                                                      Principal Occupations
Name, Age and Address             Position with the Fund              During Past Five Years
--------------------------------- ----------------------------------- ----------------------------------------------------
Robert M. Zakem, 41                                                   Vice President and Assistant Secretary, SunAmerica
The SunAmerica Center                                                 Series Trust (since 1993) and Seasons Series Trust
733 Third Avenue                  Vice President and Assistant        (since 1997); Secretary and Chief Compliance
New York, NY 10017-3204           Secretary                           Officer, SunAmerica Mutual Funds and Anchor Series
                                                                      Trust (since 1993) and Style Select Series (since
                                                                      1996); Senior Vice President and General Counsel,
                                                                      SAAMCo (since April 1993); Executive Vice
                                                                      President, General Counsel and Director,
                                                                      SunAmerica Capital Services, Inc. (since February
                                                                      1993); Vice President, General Counsel and
                                                                      Assistant Secretary, SunAmerica Fund Services,
                                                                      Inc. (since January 1994).
--------------------------------- ----------------------------------- ----------------------------------------------------

----------------------
----------------------
* A Trustee who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

              As of June 1, 1999, the officers and Trustees as a group owned an aggregate of less than 1% of the shares of each Series.

              The Trustees of the Fund are responsible for the overall supervision of the operation of the Fund and each Series and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Fund's Declaration of Trust. The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Company or its affiliates. An annual fee of $8,000, plus $1,250 for each meeting attended, and expenses are paid to each Trustee who is not an officer or employee of the Company or its affiliates for attendance at meetings of the Board of Trustees. All other Trustees receive no remuneration from the Trust.

              The following table sets forth information summarizing the compensation of each Trustee of the Fund for their services as Trustees for the fiscal year ended November 30, 1998.

                              COMPENSATION TABLE


                                    AGGREGATE                                                          TOTAL COMPENSATION
                                    COMPENSATION                     PENSION OR RETIREMENT BENEFITS    FROM REGISTRANT AND FUND
TRUSTEE                             FROM REGISTRANT                  ACCRUED AS PART OF FUND EXPENSES  COMPLEX PAID TO TRUSTEES*
----------------------------------- -------------------------------- --------------------------------- ---------------------------

RICHARDS D. BARGER**                            $13,000                             -                              $24,000

----------------------------------- -------------------------------- --------------------------------- ---------------------------

NORMAN J. METCALFE**                            $13,000                             -                              $24,000

----------------------------------- -------------------------------- --------------------------------- ---------------------------

ALLAN L. SHER                                   $13,000                             -                              $24,000

----------------------------------- -------------------------------- --------------------------------- ---------------------------

WILLIAM M. WARDLAW                              $11,750                             -                              $21,750

----------------------------------- -------------------------------- --------------------------------- ---------------------------

-----------------

* Information is as of November 30, 1998 for the three investment companies in the complex (the Fund, Seasons Series Trust and SunAmerica
       Series Trust) that pay fees to the Trustees.

**     Messrs. Barger and Metcalfe served as Trustees until October, 1998.

       The following table sets forth information summarizing the compensation of each of the Trustees for their services as Trustee for the period December 1, 1998 through February 28, 1999 (new fiscal year end).

                              COMPENSATION TABLE


                                    AGGREGATE                                                          TOTAL COMPENSATION
                                    COMPENSATION                     PENSION OR RETIREMENT BENEFITS    FROM REGISTRANT AND FUND
TRUSTEE                             FROM REGISTRANT                  ACCRUED AS PART OF FUND EXPENSES  COMPLEX PAID TO TRUSTEES*
----------------------------------- -------------------------------- --------------------------------- ---------------------------
MONICA C. LOZANO*                               $3,250                              -                              $6,000
----------------------------------- -------------------------------- --------------------------------- ---------------------------

ALLAN SHER                                      $3,250                              -                              $6,000
----------------------------------- -------------------------------- --------------------------------- ---------------------------

WILLIAM WARDLAW                                 $3,250                              -                              $6,000
----------------------------------- -------------------------------- --------------------------------- ---------------------------

*      Ms. Lozano became a Trustee as of January 1, 1999.

                          INVESTMENT ADVISORY AGREEMENT

       The Fund is advised by CRMC of Los Angeles, California, which is a wholly-owned subsidiary of the Capital Group Companies, Inc., and is headquartered at 333 South Hope Street, Los Angeles California 90071. The Amended and Restated Investment Advisory Agreement between the Fund and the Investment Adviser, dated March 14, 1990, provides that the Investment Adviser shall determine what securities are purchased or sold by the Fund.

       The Investment Advisory Agreement continues in effect with respect to each Series from year to year provided that such continuance is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreement provides for automatic termination upon assignment.

       As compensation for its services, the Investment Adviser receives from the Fund a fee, accrued daily and payable monthly, based on the net assets of each Series. For all the Series except the International Series, the fee is equal to 0.36% (on an annualized basis) of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.30% of that portion of the Series' average daily net assets in excess of $30 million. The Investment Adviser receives a fee, accrued daily and payable monthly, based on the net assets of the International Series, at the annual rate of 0.66% of that portion of the Series' average daily net assets not exceeding $60 million, plus 0.58% of that portion of the Series' average daily net assets in excess of $60 million.

              The following tables set forth the total advisory fees received by the Investment Adviser from each Series pursuant to the Investment Advisory Agreement for the fiscal years ended November 30, 1998, 1997 and 1996 and for the period December 1, 1998 through February 28, 1999 (new fiscal year end).

                                  ADVISORY FEES

FUND                                        1999+                   1998                    1997                   1996
---------------------------------- ------------------------ ---------------------- ----------------------- ---------------------
GROWTH SERIES                             $676,000               $2,453,000              $2,411,000             $2,478,000
---------------------------------- ------------------------ ---------------------- ----------------------- ---------------------

INTERNATIONAL SERIES                      $303,000               $1,283,000              $1,504,000             $1,412,000
---------------------------------- ------------------------ ---------------------- ----------------------- ---------------------

GROWTH-INCOME SERIES                      $692,000               $2,854,000              $2,809,000             $2,672,000
---------------------------------- ------------------------ ---------------------- ----------------------- ---------------------

ASSET ALLOCATION SERIES                   $102,000                $456,000                $481,000              -$472,000
---------------------------------- ------------------------ ---------------------- ----------------------- ---------------------

HIGH-YIELD BOND SERIES                     $76,000                $353,000                $394,000              -$421,000
---------------------------------- ------------------------ ---------------------- ----------------------- ---------------------
U.S. GOVERNMENT/AAA-RATED
SECURITIES SERIES                          $62,000                $253,000                $292,000              -$380,000
---------------------------------- ------------------------ ---------------------- ----------------------- ---------------------

CASH MANAGEMENT SERIES                     $56,000                $228,000                $264,000               $318,000
---------------------------------- ------------------------ ---------------------- ----------------------- ---------------------

+ For the period December 1, 1998 through February 28, 1999 (new fiscal year end).

                         BUSINESS MANAGEMENT AGREEMENT

       SunAmerica Asset Management Corp. (the "Business Manager"), organized in 1982 under the laws of Delaware, provides administrative services to the Fund. The Business Manager is an indirect wholly-owned subsidiary of Anchor National Life Insurance Company, an indirect subsidiary of SunAmerica Inc., an investment-grade financial services company. SunAmerica Inc. is wholly-owned by American International Group, Inc., the leading U.S.-based international insurance organization, which, through its affiliates, is also engaged in a range of financial services activities. The Business Management Agreement between the Fund and the Business Manager, dated January 1, 1999, provides that the Business Manager will manage the business affairs of the Fund and perform the administrative functions required of a registered investment company at all times in accordance with the organizational documents and current prospectus of the Fund.

       As compensation for its services, the Business Manager receives a fee, accrued daily and payable monthly, based on the net assets of each Series of the Fund other than the International Series, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.20% on that portion of the Series' average daily net assets in excess of $30 million. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the International Series at the annual rate of 0.24%.

       The following tables set forth the total administrative fees paid by the Fund to the Business Manager and its predecessor, Anchor Investment Adviser, Inc., pursuant to the Business Management Agreement for the fiscal years ended November 30, 1998, 1997 and 1996 and for the period December 1, 1998 through February 28, 1999 (new fiscal year end).

                            BUSINESS MANAGEMENT FEES


FUND                                     1999+                    1998                     1997                    1996
-------------------------------- ---------------------- ------------------------- ------------------------ ---------------------
GROWTH SERIES                          $451,000                $1,635,000               $1,607,000              $1,653,000
-------------------------------- ---------------------- ------------------------- ------------------------ ---------------------

INTERNATIONAL SERIES                   $120,000                 $511,000                 $602,000               -$564,000
-------------------------------- ---------------------- ------------------------- ------------------------ ---------------------

GROWTH-INCOME SERIES                   $461,000                $1,903,000               $1,873,000              $1,781,000
-------------------------------- ---------------------- ------------------------- ------------------------ ---------------------

ASSET ALLOCATION SERIES                 $68,000                 $304,000                 $320,000               -$314,000
-------------------------------- ---------------------- ------------------------- ------------------------ ---------------------

HIGH-YIELD BOND SERIES                  $50,000                 $236,000                 $263,000               -$281,000
-------------------------------- ---------------------- ------------------------- ------------------------ ---------------------
U.S. GOVERNMENT/AAA-RATED
SECURITIES SERIES                       $41,000                 $169,000                 $195,000                $253,000
-------------------------------- ---------------------- ------------------------- ------------------------ ---------------------

CASH MANAGEMENT SERIES                  $38,000                 $152,000                 $176,000               -$212,000
-------------------------------- ---------------------- ------------------------- ------------------------ ---------------------

+ For the period December 1, 1998 through February 28, 1999 (new fiscal year end).

       The Business Management Agreement provides that it will continue in effect for two years after initial approval, unless terminated, and may be renewed from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund, or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Management Agreement or interested persons (as defined in said Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Business Management Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreement provides for its automatic termination upon assignment.

       The Fund pays certain expenses not assumed by the Business Manager including, but not limited to, expenses of shareholder meetings; reports to shareholders and the printing of proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expenses of issuance, transfer and redemption of shares; custodian fees; printing and preparation of registration statements; taxes; and the compensation of trustees who are not interested persons of the Fund.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

       Federal Taxes - Each Series is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M under the Code. To remain qualified as a regulated investment company, a Series generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Series' assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Series' net assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the value of its assets are invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (including short-term capital gains).

       Each Series will comply with asset diversification regulations prescribed by the U.S. Treasury Department under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more that 55% of the total assets of the Series may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Series under the regulations. Each Series intends to comply with the diversification regulations. If a Series fails to comply with these regulations, the contracts invested in that Series will not be treated as annuity, endowment or life insurance contracts under the Code.

        Income received by a Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Series will be subject, since the amount of that Series' assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. The U.S. Government/AAA-Rated Securities Series had capital loss carry-forwards of $1,548,666 at February 28, 1999. To the extent not yet utilized, such losses will be available to each of the Series to offset future gains through 2005. The utilization of such losses will be subject to annual limitations under the Code.

                            SHAREHOLDER VOTING RIGHTS

       All shares of the Fund have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10 percent of the outstanding shares of the Fund. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Fund will continue indefinitely.

       In matters affecting only a particular Series, the matter shall have been effectively acted upon by a majority vote of that Series even though: (1) the matter has not been approved by a majority vote of any other Series; or (2) the matter has not been approved by a majority vote of the Fund as a whole.

                                 PRICE OF SHARES

       Shares of the Fund are currently offered only to the Variable Separate Account. The Fund is open for business on any day the NYSE is open for regular trading. The price paid for shares is the net asset value per share calculated once daily at the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Series calculates the net asset value of its shares separately by dividing the total value of its net assets by its shares outstanding.

       Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Series uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Investment Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Series' total assets. A Series' liabilities, including proper accruals of expense items, are deducted from total assets.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

       Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the Fund or other funds served by the Investment Adviser or Business Manager. The Fund does not consider that it has an obligation to obtain the lower available commission rate to the exclusion of price, service and qualitative considerations.

       A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser.

       The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Investment Adviser places the Fund's portfolio transactions, the Investment Adviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Investment Adviser in serving other clients as well as the Fund and research services obtained by the Investment Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value in serving the Fund.

       There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other Funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

       Purchases and sales of money market and other fixed income instruments usually are principal transactions. Normally, no brokerage commissions are paid by the Fund for such purchases. Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). Where transactions are made in the over-the-counter market, the Series deals with the primary market makers unless more favorable prices are obtainable.

       The policy of the Fund with respect to brokerage practices is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

              The following tables set forth the brokerage commissions paid by the Series and the amount of the brokerage commissions that were paid to affiliated broker-dealers by the Series for the fiscal years ended November 30, 1998, 1997 and 1996 and for the period December 1, 1998 through February 28, 1999 (new fiscal year end).

                              BROKERAGE COMMISSIONS
        DECEMBER 1, 1998 THROUGH FEBRUARY 28, 1999 (NEW FISCAL YEAR END)

                                                                                                          PERCENTAGE OF AMOUNT
                                       AGGREGATE                                    PERCENTAGE PAID TO       OF TRANSACTIONS
                                       BROKERAGE            AMOUNT PAID TO              AFFILIATED        INVOLVING PAYMENT OF
                SERIES                COMMISSIONS      AFFILIATED BROKER-DEALERS      BROKER-DEALERS           COMMISSIONS
--------------------------------- -------------------- -------------------------- ----------------------- -----------------------
GROWTH SERIES                           $98,452                   $420                    0.43%                   0.20%
--------------------------------- -------------------- -------------------------- ----------------------- -----------------------
INTERNATIONAL SERIES                    $50,195                    -                        -                       -
--------------------------------- -------------------- -------------------------- ----------------------- -----------------------
GROWTH-INCOME SERIES                   $162,830                 $3,100                    1.90%                   0.85%
--------------------------------- -------------------- -------------------------- ----------------------- -----------------------
ASSET ALLOCATION SERIES                 $21,342                    -                        -                       -
--------------------------------- -------------------- -------------------------- ----------------------- -----------------------
HIGH-YIELD BOND SERIES                     -                       -                        -                       -
--------------------------------- -------------------- -------------------------- ----------------------- -----------------------
U.S. GOVERNMENT/AAA-RATED
SECURITIES SERIES                          -                       -                        -                       -
--------------------------------- -------------------- -------------------------- ----------------------- -----------------------
CASH MANAGEMENT SERIES                     -                       -                        -                       -
--------------------------------- -------------------- -------------------------- ----------------------- -----------------------

                           1998 BROKERAGE COMMISSIONS


                                                                        AMOUNT PAID TO AFFILIATED
                                                 AGGREGATE                       BROKER-                 PERCENTAGE PAID TO
                   SERIES                  BROKERAGE COMMISSIONS                 DEALERS              AFFILIATED BROKER-DEALERS
--------------------------------------- ----------------------------- ------------------------------ ----------------------------
GROWTH SERIES                                     $537,003                       $4,400                         0.82%
--------------------------------------- ----------------------------- ------------------------------ ----------------------------
INTERNATIONAL SERIES                              $485,903                         --                            --
--------------------------------------- ----------------------------- ------------------------------ ----------------------------
GROWTH-INCOME SERIES                              $615,135                       $5,605                         0.91%
--------------------------------------- ----------------------------- ------------------------------ ----------------------------
ASSET ALLOCATION SERIES                           $57,341                          --                            --
--------------------------------------- ----------------------------- ------------------------------ ----------------------------
HIGH-YIELD BOND SERIES                              $100                           --                            --
--------------------------------------- ----------------------------- ------------------------------ ----------------------------
U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES          --                            --                            --
--------------------------------------- ----------------------------- ------------------------------ ----------------------------
CASH MANAGEMENT SERIES                               --                            --                            --
--------------------------------------- ----------------------------- ------------------------------ ----------------------------



                           1997 BROKERAGE COMMISSIONS

                                                                   AMOUNT PAID TO AFFILIATED
                                             AGGREGATE                      BROKER-                 PERCENTAGE PAID TO AFFILIATED
                SERIES                 BROKERAGE COMMISSIONS                DEALERS                        BROKER-DEALERS
------------------------------------- ------------------------- --------------------------------- -------------------------------
GROWTH SERIES                                 $447,407                       $1,175                             0.26%
------------------------------------- ------------------------- --------------------------------- -------------------------------
INTERNATIONAL SERIES                          $593,093                         --                                --
------------------------------------- ------------------------- --------------------------------- -------------------------------
GROWTH-INCOME SERIES                          $645,724                      $10,961                             1.70%
------------------------------------- ------------------------- --------------------------------- -------------------------------
ASSET ALLOCATION SERIES                       $78,768                        $1,250                             1.59%
------------------------------------- ------------------------- --------------------------------- -------------------------------
HIGH-YIELD BOND SERIES                           --                            --                                --
------------------------------------- ------------------------- --------------------------------- -------------------------------
U.S. GOVERNMENT/AAA-RATED SECURITIES
SERIES                                           --                            --                                --
------------------------------------- ------------------------- --------------------------------- -------------------------------
CASH MANAGEMENT SERIES                           --                            --                                --
------------------------------------- ------------------------- --------------------------------- -------------------------------

                           1996 BROKERAGE COMMISSIONS

                                                                           AMOUNT PAID TO
                                                 AGGREGATE                   AFFILIATED                  PERCENTAGE PAID TO
                    SERIES                 BROKERAGE COMMISSIONS           BROKER-DEALERS             AFFILIATED BROKER-DEALERS
------------------------------------------ ----------------------- ------------------------------- ------------------------------
GROWTH SERIES                                     $545,267                     $4,076                          0.75%
------------------------------------------ ----------------------- ------------------------------- ------------------------------
INTERNATIONAL SERIES                              $501,956                       --                             --
------------------------------------------ ----------------------- ------------------------------- ------------------------------
GROWTH-INCOME SERIES                              $574,225                     $4,220                          0.74%
------------------------------------------ ----------------------- ------------------------------- ------------------------------
ASSET ALLOCATION SERIES                           $79,496                       $120                           0.15%
------------------------------------------ ----------------------- ------------------------------- ------------------------------
HIGH-YIELD BOND SERIES                               --                          --                             --
------------------------------------------ ----------------------- ------------------------------- ------------------------------
U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES          --                          --                             --
------------------------------------------ ----------------------- ------------------------------- ------------------------------
CASH MANAGEMENT SERIES                               --                          --                             --
------------------------------------------ ----------------------- ------------------------------- ------------------------------


                               GENERAL INFORMATION

              CUSTODIAN - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's custodian. In this capacity, State Street maintains the portfolio securities held by the Fund, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Fund.

              INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL - PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, is the Fund's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Fund's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the Commission. The firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, NY 10022, provides legal services to the Fund.

              REPORTS TO SHAREHOLDERS - Contract owners are provided at least semiannually with reports showing the investment portfolio, financial statements and other information.

              SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of such trust. The risk of a shareholder of the Fund incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Fund and also provides for the Fund to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

              Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund provides indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

              REGISTRATION STATEMENT - A registration statement has been filed with the Commission under the Securities Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Fund has filed with the Commission, Washington, D.C., to all of which reference is hereby made.


                              FINANCIAL STATEMENTS

              The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the Annual Report at no charge by calling (800) 445-7862 or writing the Fund at P.O. Box 54299, Los Angeles, California 90054-0299.

                                    APPENDIX

                DESCRIPTION OF COMMERCIAL PAPER AND BAND RATINGS

              COMMERCIAL PAPER RATINGS -- Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

              S&P's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

              CORPORATE DEBT SECURITIES -- Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa -- medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such

                                   Appendix-1
bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree; often in default or have other marked shortcomings. C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing.

              S&P rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong. AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C -- Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 -- Reserved for income bonds on which no interest is being paid. D -- In default and payment of interest and or principal is in arrears.


                                Appendix-2